                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported)  May 13, 1999
                                                          ------------


                      Paragon Auto Receivables Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)



                  333-63697                          33-0780543
                  ---------                          ----------
          (Commission File Number)      (I.R.S. Employer Identification No.)


         27405 Puerta Real, Suite 200, Mission Viejo, California 92691
         -------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (949) 348-8700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or former Address, if Changed Since Last Report)

Item 5.  Other Events.

  The Registrant is filing its monthly Servicer's Certificate and Statement to Noteholders.

  In the Prospectus Supplement dated March 24, 1999 (the "Prospectus
                                                          ----------
Supplement"), issued under Registration Number 333-63697, the Registrant stated
----------
that, periodic information regarding the Subsequent Receivables with respect to Paragon Auto Receivables Owner Trust 1999-A (the "Trust") would be included in a Current Report filed on Form 8-K.

     Pursuant to the Sale and Servicing Agreement, dated March 30, 1999 (the

"Sale and Servicing Agreement"), between Paragon Acceptance Corporation, Paragon
-----------------------------
Auto Receivables Corporation, the Trust, and Norwest Bank Minnesota, National Association, and the Receivables Purchase Agreement, dated as of March 30, 1999, between Paragon Acceptance Corporation and Paragon Auto Receivables Corporation, on May 13, 1999 (the "Subsequent Transfer Date"), Paragon Auto Receivables
                      ------------------------
Corporation (i) acquired Subsequent Receivables with a principal balance of $26,015,155.08, as of April 30, 1999, from Paragon Acceptance Corporation pursuant to Section 2.2 of the Receivables Purchase Agreement and (ii) conveyed such Subsequent Receivables to the Trust pursuant to the Subsequent Transfer Agreement, dated as of May 13, 1999, and Section 2.2 of the Sale and Servicing Agreement.

     Set forth below is information regarding the characteristics of the receivables pool of the Trust as of April 30, 1999, including the Subsequent Receivables, that is comparable to the information contained in the tables set forth in the Prospectus Supplement.

                                    Composition of the Receivables
                                         As of April 30, 1999


Aggregate Principal Balance                                                           $102,564,101.62
Number of Receivables                                                                           5,376
Average Original Principal Balance                                                    $     19,722.67
Range of Original Principal Balances                                          $5,373.00 to $88,651.35
Average Remaining Principal Balance                                                   $     19,078.14
Range of Remaining Principal Balances                                         $5,036.78 to $83,864.55
Weighted Average APR                                                                            10.61%
Range of APR's                                                                         6.83% to 17.00%
Weighted Average Original Term to Maturity (1)                                              64 months
Range of Original Terms to Maturity                                                   18 to 72 months
Weighted Average Remaining Term to Maturity (1)                                             61 months
Range of Remaining Terms to Maturity                                                  14 to 72 months
New Vehicles (Percentage of Aggregate Principal Balance)                                          6.5%
Used Vehicles (Percentage of Aggregate Principal Balance)                                        93.5%

(1)   Rounded to the nearest month.

                    Distribution of the Receivables by APR
                             As of April 30, 1999



                                                             Percentage
                                                                by
                                  Aggregate                  Aggregate                                        Percentage
                                  Principal                  Principal                   Number of           by Number of
APR Range                          Balance                    Balance                   Receivables           Receivables
----------------             --------------------            ----------                 ------------          -----------
6.75 to 6.99%                     $  8,365,588.37                    8.16%                 443                     8.24%
7.00 to 7.99%                        4,801,099.69                    4.68                  229                     4.26
8.00 to 8.99%                       13,170,067.54                   12.84                  646                     12.02
9.00 to 9.99%                       17,258,673.60                   16.83                  862                     16.03
10.00 to 10.99%                     19,044,107.64                   18.57                  965                     17.95
11.00 to 11.99%                     15,191,438.78                   14.81                  801                     14.90
12.00 to 12.99%                     12,631,982.54                   12.32                  699                     13.00
13.00 to 13.99%                      7,110,673.62                    6.93                  403                      7.50
14.00 to 14.99%                      3,056,754.38                    2.98                  192                      3.57
15.00 to 15.99%                      1,228,199.73                    1.20                   84                      1.56
16.00 to 16.99%                        436,021.73                    0.43                   31                      0.58
17.00 to 17.99%                        269,494.00                    0.26                   21                      0.39
                                  ---------------                  ------                  -----                   ------
TOTAL                             $102,564,101.62                  100.00%                 5,376                   100.00%

     Distribution of Receivables by Principal Place of Business of Dealer
                             As of April 30, 1999



                                                                 Percentage
                                                                     by                                            Percentage
                                     Aggregate                    Aggregate                                         by Number
                                     Principal                    Principal                    Number of               of
State                                 Balance                      Balance                    Receivables          Receivables
------------------            ------------------------           -----------                  -----------          -----------
California                             $ 27,121,884.21                26.44%                        1,437               26.73%
North Carolina                           15,602,928.52                15.21                           767               14.27
Texas                                    13,868,740.99                13.52                           719               13.37
Virginia                                 12,237,737.43                11.93                           631               11.74
Florida                                   8,036,878.83                 7.84                           413                7.68
Oklahoma                                  5,515,145.42                 5.38                           312                5.80
Georgia                                   4,435,368.33                 4.32                           193                3.59
New Mexico                                4,404,865.61                 4.29                           270                5.02
Maryland                                  3,758,930.39                 3.66                           204                3.79
Arizona                                   1,881,362.24                 1.83                           103                1.92
Colorado                                  1,691,028.09                 1.65                            88                1.64
Pennsylvania                              1,097,550.79                 1.07                            70                1.30
Kentucky                                    838,672.09                 0.82                            51                0.95
Delaware                                    577,426.19                 0.56                            33                0.61
Indiana                                     359,662.65                 0.35                            19                0.35
South Carolina                              324,727.47                 0.32                            19                0.35
Oregon                                      296,738.99                 0.29                            16                0.30
Connecticut                                 257,385.12                 0.25                            14                0.26
Missouri                                     99,473.82                 0.10                             7                0.13
Tennessee                                    64,593.69                 0.06                             5                0.09
Kansas                                       34,808.52                 0.03                             1                0.02
Nevada                                       28,779.44                 0.03                             2                0.04
Massachusetts                                19,005.86                 0.02                             1                0.02
New Jersey                                   10,406.93                 0.01                             1                0.02
                                       ---------------               ------                         -----               ------
TOTAL                                  $102,564,101.62               100.00%                        5,376              100.00%

    Distribution by Original Term to Scheduled Maturity of the Receivables
                             As of April 30, 1999




                                                                   Percentage
                                                                      by                                         Percentage
                                   Aggregate                       Aggregate                                     by Number
Range of                           Principal                       Principal              Number of                 of
Original Terms                      Balance                         Balance              Receivables            Receivables
------------------            -------------------                 ----------             -----------            -----------
18 to 23 months                    $     19,837.88                    0.02%                    1                    0.02%
24 to 47 months                       1,887,340.79                    1.84                   161                    2.99
48 to 53 months                       4,850,481.79                    4.73                   376                    6.99
54 to 59 months                         796,928.76                    0.78                    52                    0.97
60 to 65 months                      50,855,933.19                   49.58                 2,905                   54.04
66 to 71 months                       3,057,238.07                    2.98                   150                    2.79
72 months                            41,096,341.14                   40.07                 1,731                   32.20
                                   ---------------                  ------                 -----                  ------
TOTAL                              $102,564,101.62                  100.00%                5,376                  100.00%



                                  Distribution by Remaining Term to Scheduled Maturity of the Receivables
                                                           As of April 30, 1999

                                                                    Percentage
                                                                        by
                                   Aggregate                         Aggregate                                 Percentage
Range of                           Principal                         Principal            Number of           by Number of
Remaining Terms                     Balance                           Balance            Receivables           Receivables
--------------------          --------------------                  ----------           ------------          -----------
12 to 47 months                    $  6,890,551.67                      6.72%                  551                 10.25%
48 to 53 months                       5,806,486.75                      5.66                   386                  7.18
54 to 59 months                      32,437,643.18                     31.63                 1,859                 34.58
60 to 65 months                      15,585,160.21                     15.20                   816                 15.18
66 to 71 months                      31,211,938.22                     30.43                 1,326                 24.67
72 months                            10,632,321.59                     10.37                   438                  8.15
                                   ---------------                    ------                 -----                 ------
TOTAL                              $102,564,101.62                    100.00%                5,376                100.00%

                Distribution of Receivables by Amount Financed
                             As of April 30, 1999


                                                                       Percentage
                                                                           by
                                          Aggregate                     Aggregate                               Percentage
                                          Principal                     Principal            Number of         by Number of
Amount Financed                            Balance                       Balance            Receivables         Receivables
---------------------------         ---------------------              -----------          -----------        ------------
$5,000.00 to $9,999.99                    $  3,089,039.20                    3.01%                375               6.98%
$10,000.00 to $14,999.99                    15,042,635.39                   14.67               1,258              23.40
$15,000.00 to $19,999.99                    25,529,245.67                   24.89               1,512              28.13
$20,000.00 to $24,999.99                    24,031,517.49                   23.43               1,110              20.65
$25,000.00 to $29,999.99                    15,097,603.93                   14.72                 576              10.71
$30,000.00 to $34,999.99                     8,605,279.24                    8.39                 274               5.10
$35,000.00 to $39,999.99                     5,093,111.40                    4.97                 141               2.62
$40,000.00 to $44,999.99                     2,504,463.11                    2.44                  61               1.13
$45,000.00 to $49,999.99                     1,416,836.94                    1.38                  31               0.58
$50,000.00 to $54,999.99                       803,262.28                    0.78                  16               0.30
$55,000.00 to $59,999.99                       547,975.13                    0.53                  10               0.19
$60,000.00 to $89,999.99                       803,131.84                    0.78                  12               0.22
                                          ---------------                  ------               -----             ------
TOTAL                                     $102,564,101.62                  100.00%              5,376             100.00%


          Distribution of Receivables by Remaining Principal Balance
                             As of April 30, 1999



                                                                      Percentage
                                                                          by
                                        Aggregate                      Aggregate                        Percentage
Remaining                               Principal                      Principal        Number of      by Number of
Principal Balance                        Balance                        Balance        Receivables      Receivables
-------------------------         ---------------------               ----------       -----------     ------------
$5,000.00 to $9,999.99                  $  4,207,919.47                    4.10%             495           9.21%
$10,000.00 to $14,999.99                  16,715,307.42                   16.30            1,337           24.87
$15,000.00 to $19,999.99                  25,710,683.94                   25.07            1,471           27.36
$20,000.00 to $24,999.99                  24,135,978.29                   23.53            1,082           20.13
$25,000.00 to $29,999.99                  13,958,065.89                   13.61              513            9.54
$30,000.00 to $34,999.99                   8,154,095.37                    7.95              251            4.67
$35,000.00 to $39,999.99                   4,208,286.33                    4.10              113            2.10
$40,000.00 to $44,999.99                   2,111,426.90                    2.06               50            0.93
$45,000.00 to $49,999.99                   1,697,153.64                    1.65               36            0.67
$50,000.00 to $84,999.99                   1,665,184.37                    1.62               28            0.52
                                        ---------------                  ------            -----          ------
TOTAL                                   $102,564,101.62                  100.00%           5,376          100.00%

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.



Exhibit No.    Document Description
-----------    --------------------

20.1 Servicer's Certificate and Statement to Noteholders, dated as of May 15, 1999.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PARAGON AUTO RECEIVABLES CORPORATION
                                      (Registrant)



Dated:  May 28, 1999                  By: /s/ James E. Stublarec
                                          ----------------------
                                      Name: James E. Stublarec
                                      Title:   Assistant Secretary and Treasurer

                               INDEX TO EXHIBITS


Exhibit No.    Document Description
-----------    --------------------

20.1 Servicer's Certificate and Statement to Noteholders, dated as of May 15, 1999.